EXHIBIT 31.2

                    Certification of Chief Financial Officer

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


         In connection with the Annual Report of Uranium Power Corporation (the "Company") on Form 10-KSB for the annual period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 29, 2004                     By:   /s/ Thornton J. Donaldson
                                           -------------------------------------
                                           Thornton J. Donaldson,
                                           President, Chief Financial Officer
                                           and Director